Exhibit 99.2
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
AND
STATE OF MICHIGAN
OFFICE OF FINANCIAL AND INSURANCE REGULATION

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF A
THE STATE BANK	)	CONSENT ORDER
FENTON, MICHIGAN	)
	)	FDIC-09-472b
(Insured State Nonmember Bank))
)

     Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER (“STIPULATION”) by the Federal Deposit Insurance Corporation (“FDIC”) and the State of Michigan, Office of Financial and Insurance Regulation (“OFIR”), it is hereby stipulated and agreed by and among representatives of the FDIC, OFIR, and The State Bank, Fenton, Michigan (“Bank”) as follows:
     1. The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe and unsound practices alleged to have been committed by the Bank and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b), and under section 2304 of the Banking Code of 1999, Mich. Comp. Laws § 487.12304, and has knowingly waived that right.

     2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the charges of unsafe or unsound practices, hereby consents and agrees to the issuance of a CONSENT ORDER (“ORDER”) by the FDIC and OFIR.
     3. The Bank further stipulates and agrees that such ORDER shall be deemed to be a consent order which has become final and unappealable, and that the ORDER shall become effective 10 calendar days after its issuance by the FDIC and OFIR and fully enforceable by the FDIC and OFIR pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i), and section 2311 of the Banking Code of 1999, Mich. Comp. Laws § 487.12311, respectively, subject only to the conditions set forth in paragraph 4 of this STIPULATION”.
     4. In the event the FDIC and OFIR accept this STIPULATION and issue the ORDER, it is agreed that no action to enforce the ORDER will be taken by the FDIC in the United States District Court or the appropriate Federal Circuit Court or by OFIR in the appropriate State Circuit Court unless the Bank, any Bank institution-affiliated party, as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), or any of its successors or assigns, has violated or is about to violate any provision of the ORDER.
     5. The Bank hereby waives:
          (a) The receipt of a NOTICE;

          (b) All defenses and counterclaims of any kind to this proceeding;
          (c) A hearing for the purpose of taking evidence on the allegations in the NOTICE;
          (d) The filing of proposed findings of fact and conclusions of law;
          (e) A recommended decision of an Administrative Law Judge; and
          (f) Exceptions and briefs with respect to such recommended decision.
     Dated this 11th day of December, 2009.

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION	THE STATE BANK FENTON, MICHIGAN

By: /s/ John S. Stevens	By: /s/ William Dery

John S. Stevens Counsel	William Dery Director

OFFICE OF FINANCIAL AND		/s/ Ken Elston
INSURANCE REGULATION		Ken Elston
Director

/s/ Donald L. Grill

Donald L. Grill
Director

By:	/s/ Stephen R. Hilker	/s/ Thomas P. McKenney

	Stephen R. Hilker	Thomas P. McKenney
	Chief Deputy Commissioner Office of Financial and Insurance Services	Director

/s/ Brian P. Petty

Brian P. Petty
Director

/s/ Ian W. Schonsheck

Ian W. Schonsheck
Director

/s/ Forrest A. Shook

Forrest A. Shook
Chairman

/s/ Dan Wollschlager

Dan Wollschlager
Director

Comprising the Board of Directors of THE STATE BANK FENTON, MICHIGAN

FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
AND
STATE OF MICHIGAN
OFFICE OF FINANCIAL AND INSURANCE REGULATION

)
In the Matter of	)	CONSENT ORDER
)
THE STATE BANK	)	FDIC-09-472b
FENTON, MICHIGAN	)
)
(STATE CHARTERED	)
INSURED NONMEMBER BANK))
)

     The State Bank, Fenton, Michigan (“Bank”), having been advised of its right to a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices alleged to have been committed by the Bank, and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b), and under § 2304 of the Banking Code of 1999, Mich. Comp Laws § 487.12304, regarding hearings before the Office of Financial and Insurance Regulation for the State of Michigan (“OFIR”), and having waived those rights, entered into a STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER (“STIPULATION”) with representatives of the Federal Deposit Insurance Corporation (“FDIC”) and the OFIR

dated December 11, 2009, whereby, solely for the purpose of this proceeding and without admitting or denying the charges of unsafe or unsound banking practices relating to weaknesses in capital and asset quality, the Bank consented to the issuance of a CONSENT ORDER (“ORDER”) by the FDIC and the OFIR.
     The FDIC and the OFIR considered the matter and determined to accept the STIPULATION.
     Having also determined that the requirements for issuance of an order under 12 U.S.C. § 1818(b) and under section 2304 of the Banking Code of 1999, Mich. Comp. Laws 487.12304, have been satisfied, the FDIC and OFIR HEREBY ORDER that the Bank, its institution-affiliated parties, as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813 (u), and its successors and assigns take affirmative action as follows:
MANAGEMENT
     1. (a) Within 30 days from the effective date of this ORDER, the Bank shall have and retain qualified management. Management shall be provided the necessary written authority to implement the provisions of this ORDER. The qualifications of management shall be assessed on its ability to:
(i)	Comply with the requirements of this ORDER;

(ii)	Operate the Bank in a safe and sound manner; and

(iii)	Restore all aspects of the Bank to a safe and sound condition, including capital adequacy, asset quality, management effectiveness, earnings, liquidity, and sensitivity to interest rate risk.
          (b) During the life of this ORDER, prior to the addition of any individual to the board of directors or the employment of any individual as a senior executive officer, the Bank shall request and obtain the OFIR’s written approval For purposes of this ORDER, “senior executive officer” is defined as in section 32 of the Act (“section 32”), 12 U.S.C. § 1831(i), and section 303.101(b) of the FDIC Rules and Regulations, 12 C.F.R. § 303.101 (b).
BOARD PARTICIPATION
     2. (a) As of the effective date of this ORDER, the board of directors shall assume full responsibility for the approval of sound policies and objectives and for the supervision of all of the Bank’s activities, consistent with the role and expertise commonly expected for directors of Banks of comparable size. This participation shall include meetings to be held no less frequently than monthly at which, at a minimum, the following areas shall be reviewed and approved: reports of income and expenses; new, overdue, renewal, insider, charged off, and recovered loans; investment activity; adoption or modification of operating policies; individual committee reports; audit reports; internal control reviews including management’s responses; and compliance with this ORDER. Board minutes shall document these reviews and approvals, including the names of any-dissenting directors.
          (b) Within 30 days from the effective date of this ORDER, the Bank’s board of directors shall have in place a program that will provide for monitoring of the Bank’s compliance with this ORDER.
CAPITAL
     3. (a) Within 90 days from the effective date of this ORDER, the Bank shall have and maintain its level of Tier 1 capital as a percentage of its total assets (“capital ratio”) at a minimum of 8.0 percent and its level of qualifying total capital as a percentage of risk-weighted assets (“total risk based capital ratio”) at a minimum of 12.0 percent. For purposes of this ORDER, Tier 1 capital, qualifying total capital, total assets, and risk-weighted assets shall be calculated in accordance with Part 325 of the FDIC Rules and Regulations (“Part 325”), 12 C.F.R. Part 325.

          (b) If, while this ORDER is in effect, the Bank increases capital by the sale of new securities, the board of directors of the Bank shall adopt and implement a plan for the sale of such additional securities, including the voting of any shares owned or proxies hold by or controlled by them in favor of said plan. Should the implementation of the plan involve public distribution of Bank securities, including a distribution limited only to the Bank’s existing shareholders, the Bank shall prepare detailed offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and the circumstances giving rise to the offering, and other material disclosures necessary to comply with Federal securities laws. Prior to the implementation of the plan and, in any event, not less than 20 days prior to the dissemination of such materials, the materials used in the sale of the securities shall be submitted to the FDIC Registration and Disclosure Section, 550 17th Street, N.W., Washington, D.C. 20429 and to the OFIR Securities Section, 611 W. Ottawa, Lansing, MI 48933, for their review. Any changes requested by the FDIC or the OFIR to be made in the materials shall be made prior to their dissemination.
          (c) In complying with the provisions of this paragraph, the Bank shall provide to any subscriber and/or purchaser of Bank securities written notice of any planned or existing development or other changes which are materially different from the information reflected in any offering materials used in connection with the sale of Bank securities. The written notice required by this paragraph shall be furnished within 10 calendar days of the date any material development or change was planned or occurred, whichever is earlier, and shall be furnished to every purchaser and/or subscriber of the Bank’s original offering materials.
PROHIBITION OF ADDITIONAL LOANS TO CLASSIFIED BORROWERS
     4. (a) As of the effective date of this ORDER, the Bank shall not extend, directly or indirect]y, any additional credit to, or for the benefit of, any borrower who is already obligated in any manner to the Bank on any extension of credit (including any portion thereof) that has been charged off the books of the Bank, so long as such credit remains uncollected.
          (b) As of the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower whose loan or other credit has been internally classified “Substandard” or “Doubtful”, and is uncollected unless the Bank’s board of directors has adopted, prior to such extension of credit, a detailed written statement giving the reasons why such extension of credit is in the best interest of the Bank. A copy of the statement shall be signed by each Director, and incorporated in the minutes of the applicable board of directors meeting. A copy of the statement shall be placed in the appropriate loan file.
REDUCTION OF DELINQUENCIES AND CLASSIFIED ASSETS
     5. (a) Within 60 days from the effective date of this ORDER, the Bank shall adopt, implement, and adhere to, a written plan to reduce the Bank’s risk position in each asset in excess of $500,000 which is more than 90 days delinquent or internally classified “Substandard” or “Doubtful” by the Bank. The plan shall include, but not be limited to, provisions which:
(i)	Provide for review of the current financial condition of each delinquent or internally classified borrower, including a review of borrower cash flow and collateral value;

(ii)	Establish dollar levels to which the Bank shall reduce delinquencies and internally classified assets within 6 and 12 months from the effective date of this ORDER; and

(iii)	Provide for the submission of monthly written progress reports to the Bank’s board of directors for review and notation in minutes of the meetings of the board of directors.
          (b) As used in this paragraph, “reduce” means to: (1) collect; (2) charge off; (3) sell; or (4) improve the quality of such assets so as to warrant removal of any adverse classification.
          (c) A copy of the plan required by this paragraph shall be submitted to the Regional Director of the FDIC’s Chicago Regional Office (“Regional Director”) and Chief Deputy Commissioner of the OFIR (“Chief Deputy Commissioner”).
          (d) While this ORDER remains in effect, the plan shall be revised to include assets which become more than 90 days delinquent or are adversely classified after the effective date of this ORDER.
LIQUIDITY PLAN
     6. (a) Within 60 days of the effective date of this ORDER, the Bank shall adopt a written contingency funding plan (“Liquidity Plan”). The Liquidity Plan shall identify sources of liquid assets to meet the Bank’s contingency funding needs over time horizons of one month, two months, and three months. At a minimum, the Liquidity Plan shall be prepared in conformance with the Liquidity Risk Management Guidance found at FIL-84-2008.

          (c) A copy of the plan required by this paragraph shall be submitted to the Regional Director and Chief Deputy Commissioner.
DIVIDEND RESTRICTION
     7. As of the effective date of this ORDER, the Bank shall not declare or pay any cash dividend without the prior written consent of the Regional Director and Chief Deputy Commissioner.
ALLOWANCE FOR LOAN AND LEASE LOSSES
     8. (a) Prior to submission or publication of all Reports of Condition and Income required by the FDIC after the effective date of this ORDER, the board of directors of the Bank shall review the adequacy of the Bank’s ALLL, provide for an adequate ALLL, and accurately report the same. The minutes of the board meeting at which such review is undertaken shall indicate the findings of the review, the amount of increase in the ALLL recommended, if any, and the basis for determination of the amount of ALLL provided. In making these determinations, the board of directors shall consider:
(i)	The FFIEC Instructions for the Reports of Condition and Income;

(ii)	The July 2, 2001, Interagency Policy Statement on Allowance for Loan and Lease Losses

Methodologies and Documentation for Banks and Savings Associations; and

(iii)	Any analysis of the Bank’s ALLL provided by the FDIC or OFIR.
          (b) ALLL entries required by this paragraph shall be made prior to any capital determinations required by this ORDER.
PROFIT PLAN AND BUDGET
     9. (a) Within 90 days from the effective date of this ORDER, the Bank shall adopt, implement, and adhere to a written profit plan and a realistic, comprehensive budget for all categories of income and expense for calendar years 2010 and 2011. The plans required by this paragraph shall contain formal goals and strategies, consistent with sound banking practices, to reduce discretionary expenses and to improve the Bank’s overall earnings; shall identify the major areas in, and means by which earnings will be improved; and shall contain a description of the operating assumptions that form the basis for major projected income and expense components.
          (b) Within 30 days from the end of each calendar quarter following completion of the profit plans and budgets required by this paragraph, the Bank’s board of directors shall evaluate the Bank’s actual performance in relation to the plan and budget, record the results of the evaluation, and note any actions taken by the Bank in the minutes of the board of directors’ meeting at which such evaluation is undertaken.
          (c) A written profit plan and budget shall be prepared for each calendar year for which this ORDER is in effect.
          (d) Copies of the plans and budgets required by this paragraph shall be submitted to the Regional Director and Chief Deputy Commissioner.
NOTIFICATION TO SHAREHOLDER
     10. Following the effective date of this ORDER, the Bank shall send to its shareholder a copy of this ORDER: (1) in conjunction with the Bank’s next shareholder communication; or (2) in conjunction with its notice or proxy statement preceding the Bank’s next shareholder meeting.
PROGRESS REPORTS
     11. Within 30 days from the end of each calendar quarter following the effective date of this ORDER, the Bank shall furnish to the Regional Director and Chief Deputy Commissioner written progress reports signed by each member of the Bank’s board of directors, detailing the actions taken to secure compliance with the ORDER and the results thereof.
     The effective date of this ORDER shall be 10 days after the date of its issuance by the FDIC and the OFIR.

     The provisions of this ORDER shall be binding upon the Bank, its institution-affiliated parties, and any successors and assigns thereof.
     The provisions of this ORDER shall remain effective and enforceable except to the extent that, and until such time as, any provision has been modified, terminated, suspended, or set aside by the FDIC and the OFIR.
     Pursuant to delegated authority.
     Dated: December 29th, 2009.

/s/ M. Anthony Lowe	/s/ Stephen R. Hilker
M. Anthony Lowe Regional Director Chicago Regional Office Federal Deposit Insurance Corporation	Stephen R. Hilker Chief Deputy Commissioner Office of Financial and Insurance Regulation State of Michigan

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